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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     March 29, 2002
                                                    ----------------



                    United Financial Banking Companies, Inc.
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             (Exact name of registrant as specified in its charter)



          Virginia                    0-13395                 54-1201253
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(State or other jurisdiction       (Commission              (IRS Employer
         of incorporation)          File Number)          Identification No.)



                   8399 Leesburg Pike, Vienna, Virginia 22182
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                    (Address of principal executive offices)



Registrant's telephone number, including area code            (703) 734-0040
                                                        ------------------------


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          (Former name or former address, if changed since last report)


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ITEM FIVE.    OTHER EVENTS


     United Financial Banking Companies, Inc. announces the following financial information for December 31, 2001 as disclosed in Exhibit 99.









                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        United Financial Banking Companies, Inc.
                                                     (Registrant)



                                        By:    /s/ HAROLD C. RAUNER
                                            ------------------------------------
                                               Harold C. Rauner, President

Date:         March 29, 2002
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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------
Year Ended December 31,                                    2001                 2000                 1999
--------------------------------------------------------------------------------------------------------------
Results of operations:
  Total interest income                              $    5,787,108       $    5,334,317       $    3,977,200
  Total interest expense                                  2,153,542            1,934,307            1,587,216
                                                     ---------------      ---------------      ---------------
  Net Interest income                                     3,633,566            3,400,010            2,389,984

  Provision for loan/lease losses                           154,448              340,117               79,866
                                                     ---------------      ---------------      ---------------

  Net interest income after provision
    for loan/lease losses                                 3,479,118            3,059,893            2,310,118

  Other income                                              344,320              263,442              291,301

  Other expenses                                          2,675,499            2,492,517            2,261,310
                                                     ---------------      ---------------      ---------------
  Income before income taxes                              1,147,939              830,818              340,109

  Income tax expense (benefit)                             (816,418)            (389,000)            (510,004)
                                                     ---------------      ---------------      ---------------
  Net income                                         $    1,964,357       $    1,219,818       $      850,113
                                                     ===============      ===============      ===============

Earnings per share:

Basic earnings per common share                      $         1.94       $         1.22       $         1.00
Diluted earnings per common share:                   $         1.90       $         1.21       $         0.99

Average weighted shares outstanding:
      Basic                                               1,010,341              996,481              847,805
      Dilutive                                            1,032,668            1,005,667              861,094

Period-ending balances:

  Total loans                                        $   58,535,131       $   55,701,135       $   40,652,769
  Total assets                                           85,529,236           71,854,113           56,455,892
  Total deposits                                         71,690,272           60,642,408           49,191,302
  Common shares outstanding                               1,035,349            1,001,499              963,234
  Shareholders' equity                                   10,818,401            8,550,783            6,928,065

Selected ratios:

  Return on average total assets                              2.55%                1.86%                1.59%

  Return on average earning assets                            2.71%                1.98%                1.71%

  Return on average shareholders' equity                     21.20%               16.09%               16.14%

  Average shareholders' equity
    to average total assets                                  12.02%               11.55%                9.87%

  Net interest margin                                         5.02%                5.51%                4.80%

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